EXHIBIT 10.1

FIRST AMENDMENT

TO

364-DAY CREDIT AGREEMENT

Dated as of April 30, 2002

among

TUPPERWARE CORPORATION,

BANK OF AMERICA, N.A.,

as Administrative Agent,

CITIBANK, N.A.,

as Syndication Agent,

JPMORGAN CHASE BANK

and

FLEET NATIONAL BANK,

as Co-Documentation Agents,

and

THE LENDERS PARTY THERETO

BANC OF AMERICA SECURITIES LLC

and

CITIGROUP GLOBAL MARKETS, INC.,

Joint Lead Arrangers and Joint Book Managers

April 28, 2003

First Amendment

to 364-Day Credit Agreement

THIS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of this 28th day of April, 2003, by and among TUPPERWARE CORPORATION, a Delaware corporation (herein called the “Borrower”), the several financial institutions signatory hereto (collectively, the “Lenders”; individually each a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into a 364-Day Credit Agreement dated April 30, 2002 (the “Original Agreement”) pursuant to which the Lenders have agreed to make loans to the Borrower in the aggregate principal amount of up to $100,000,000 as evidenced by the Notes (as defined in the Agreement); and

WHEREAS, on the effective date of this Amendment Agreement the Administrative Agent and certain of the Lenders are changing their respective Commitments and other Lenders are reallocating all or portions of their respective Commitment to other Lenders; and

WHEREAS, as a condition to making the loans Dart and Tupperware Finance have guaranteed payment of the Obligations pursuant to a Guaranty Agreement dated April 30, 2002 (the “Facility Guaranty”); and

WHEREAS, the Borrower has requested that the Original Agreement be amended in the manner described herein and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereof, to make such amendment, as provided herein;

NOW, THEREFORE, the Borrower, the Administrative Agent and the Lenders do hereby agree as follows:

1. Definitions. The term “Agreement” as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Original Agreement as herein and hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

2. Amendment. Subject to the conditions set forth herein, the Agreement is hereby amended effective April 28, 2003, as follows:

(a) The definition of “Maturity Date” in Section 1.1 is hereby amended, by deleting the date “April 28, 2003” appearing in clause (a) and inserting in lieu thereof the date “April 27, 2004”.

(b) Schedule 2.01 is hereby amended in its entirety so that such Schedule is in the form of Schedule 2.01 attached to this Amendment Agreement.

(c) Schedule 10.02 is hereby amended in its entirety so that such Schedule is in the form of Schedule 10.02 attached to this Amendment Agreement.

3. Commitments, Notes and Reallocation.

(a) The Borrower, the Administrative Agent and the Lenders agree that the Commitments of each Lender shall be the amount set forth in Schedule 2.01 attached hereto, which reflects changes from the Original Agreement.

(b) Effective as of April 28, 2003 those Lenders party to the Original Agreement whose Commitment is being terminated or decreased shall be deemed to have assigned, without recourse, to Lenders increasing their Commitment such portion of the terminating or decreasing Lender’s Loans as shall be necessary to effectuate the adjustments in Commitments and Loans resulting in the new Commitments and Pro Rata Shares described in Schedule 2.01 attached to this Amendment Agreement. Each Lender increasing its Commitment shall be deemed by execution of this Amendment Agreement to have assumed its Pro Rata Shares of Loans and shall pay to each other terminating or decreasing Lender, or, at its request, to the Administrative Agent for payment to the terminating or decreasing Lenders the amount of Loans assigned to it by such terminating or decreasing Lenders. The Borrower agrees to pay to the Lenders on demand any and all amounts to the extent payable pursuant to Section 3.05 as a result of any such prepayment of Committed Loans occasioned by the reallocation of Commitments.

4. Representations and Warranties. The Borrower hereby represents and warrants that:

(a) The representations and warranties made by the Borrower in Article V of the Original Agreement are true on and as of the date hereof;

(b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 6.01 thereof, other than changes in the ordinary course of business, none of which has a Material Adverse Effect;

(c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

(d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Original Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

5. Conditions. This Amendment Agreement shall become effective upon (i) the Borrower delivering to the Administrative Agent twelve (12) counterparts of this Amendment Agreement duly executed by the Borrower, the Administrative Agent and the Lenders, (ii) receipt of an opinion of counsel for the Borrower in form and substance acceptable to the Administrative Agent, (iii) resolutions of the Board of Directors of the Borrower authorizing the transaction contemplated hereby, (iv) receipt by the Administrative Agent of all fees and expenses due in connection with this Amendment Agreement and (v) receipt of executed counterparts of this Amendment Agreement from the Lenders (other than the Lender terminating its Commitment).

6. Facility Guaranty. Dart and Tupperware Finance have joined in the execution of this Amendment Agreement in order to consent to the Amendment Agreement and to reconfirm their respective guaranty as set forth in the Facility Guaranty.

7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, in the manner provided in the Agreement, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

8. Full Force and Effect of Agreement. Except as herein specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

TUPPERWARE CORPORATION

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

JP MORGAN CHASE BANK

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

ABN AMRO BANK, N.V.

By:
Name:
Title:

By:
Name:
Title:

BANK HAPOALIM, B.M.

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LIMITED

By:
Name:
Title:

BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

KBC BANK, N.V.

By:
Name:
Title:

By:
Name:
Title:

GUARANTORS:

DART INDUSTRIES, INC.,
a Delaware corporation

By:
Name: Thomas M. Roehlk
Title: Vice President and Secretary

TUPPERWARE FINANCE COMPANY, B.V.,
a Netherlands company

By:
Name: Judy B. Curry
Title: Managing Director

By:
Name: Edward R. Davis III
Title: Managing Director

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share

Bank of America, N.A.	$14,000,000	14.000000000%

Citibank, N.A.	$14,000,000	14.000000000%

Fleet National Bank	$14,000,000	14.000000000%

JPMorgan Chase Bank	$12,000,000	12.000000000%

The Northern Trust Company	$10,000,000	10.000000000%

ABN AMRO Bank N.V.	$8,000,000	8.000000000%

Bank Hapoalim B.M.	$6,000,000	6.000000000%

Mizuho Corporate Bank, Limited	$6,000,000	6.000000000%

Banca Nationale Del Lavoro S.p.A., New York Branch	$6,000,000	6.000000000%

KBC Bank N.V.	$10,000,000	10.000000000%

Total	$100,000,000	100.000000000%

SCHEDULE 10.02

LENDING OFFICES,

ADDRESSES FOR NOTICES

TUPPERWARE CORPORATION

14901 S. Orange Blossom Trail

Orlando, FL 32802-2353

Attn:    Thomas M. Roehlk

             Senior Vice President, General Counsel and Secretary

             Telephone: 407.826.5050

             Facsimile: 407.826.4505

             Electronic Mail: tomroehlk@tupperware.com

BANK OF AMERICA

Administrative Agent’s Office and Bank of America’s Lending Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

1850 Gateway Boulevard, 5th Floor

CA4-706-05-09

Concord, California 94520

Attention: Myrna Lara

Telephone: 925.675.8391

Facsimile: 888 969.2638

Electronic Mail: Myrna.Lara@bankofamerica.com

Account No.: 3750836479

Ref: Tupperware Corporation

ABA# 111000012

Other Notices as Administrative Agent:

Bank of America, N.A.

Agency Management

Shannon Collins

Agency Management

Bank of America

Mail Code: CA5-701-05-19

1455 Market St

San Francisco, CA 94103-1399

Phone: 415.436.3484

Fax: 415.503.5005

Internet: shannon.collins@bankofamerica.com

Other Notices as a Lender:

Bank of America, N.A.

David L. Catherall

Vice President

Consumer/Retail

Bank of America

Mail Code: IL2-231-10-06

231 South LaSalle Street

Chicago, IL 60697

Phone: 312.828.7169

Fax: 312.987.1276

Internet: david.l.catherall@bankofamerica.com

OTHER LENDERS

Requests for Credit Extensions:

CITIBANK, N.A.

2 Penns Way, Suite 200

Newark, New Jersey 19720

Attn: Lisa M. Rodriguez

Telephone: 402.894.6070

Facsimile: 402.894.6120

Electronic Mail: lisa.m1.rodriguez@citi.com

Account No. 40580628

Ref: Tupperware Corporation

ABA# 021000089

Notices (other than Requests for Credit Extensions):

CITIBANK, N.A.

400 Perimeter Center Terrace

Suite 600

Atlanta, Georgia 30346

Attn: Kirk Lakeman

Telephone: 770.668.8120

Facsimile: 770.668.8137

Electronic Mail: kirk.lakeman@citi.com

Requests for Credit Extensions:

FLEET NATIONAL BANK

100 Federal Street

Boston, Massachusetts 02110

Attn:    Jeff Seabron

             Loan Administrator

Telephone: 617.434.4796

Facsimile: 617.434.0800

Electronic Mail: jeffrey.m.seabron@fleet.com

Account No. 56-1510351-66156

Account Name: Commercial Loan Services

Ref: Tupperware Corporation

ABA# 011-000-138

Notices (other than Requests for Credit Extensions):

FLEET NATIONAL BANK

100 Federal Street

Boston, Massachusetts 02110

Attn:    Carlos Calixto

             Portfolio Manager

Telephone: 617.434.4518

Facsimile: 617.434.0800

Electronic Mail: carlos.a.calixto@fleet.com

Ref: Tupperware Corporation

Requests for Credit Extensions:

JP MORGAN CHASE BANK

4 Metrotech Center, 22nd Floor

Brooklyn, New York 11245

Attn:    Charles Swarns

             Vice President

Telephone: 718.242.3792

Facsimile: 718.242.3846

Electronic Mail: charles.swarns@chase.com

Account No.

Ref: Tupperware Corporation

ABA# 021000021

Notices (other than Requests for Credit Extensions):

JP MORGAN CHASE BANK

4 Metrotech Center, 22nd Floor

Brooklyn, New York 11245

Attn:    Charles Swarns

             Vice President

Telephone: 718.242.3792

Facsimile: 718.242.3846

Electronic Mail: charles.swarns@chase.com

Ref: Tupperware Corporation

Requests for Credit Extensions:

THE NORTHERN TRUST COMPANY

50 S. LaSalle

Chicago, Illinois 60675

Attn:    Linda Honda

             Commercial Loans

Telephone: 312.444.3532

Facsimile: 312.630.1566

Electronic Mail:             @

Bank: The Northern Trust Bank

Account No. 5186401000

Ref: Tupperware Corporation

ABA# 071000152

Notices (other than Requests for Credit Extensions):

THE NORTHERN TRUST COMPANY

50 S. LaSalle, 11th Floor

Chicago, Illinois 60675

Attn: John Burda

Telephone: 312.444.3455

Facsimile: 312.444.5055

Electronic Mail: jeb4@ntrus.com

Requests for Credit Extensions:

ABN AMRO BANK N.V.

208 South LaSalle Street

Suite 1500

Chicago, Illinois 60604-1003

Attn: Loan Administration

Telephone: 312.992.5152

Facsimile: 312.992.5158

Electronic Mail: cpu.team.a@abnamro.com

Account No. 650-001-1789-41

Ref: CPU (00418463) (Tupperware)

ABA# 026009500

F/O ABN AMRO Bank, N.V.

Notices (other than Requests for Credit Extensions):

ABN AMRO BANK N.V.

208 South LaSalle Street

Suite 1500

Chicago, Illinois 60604-1003

Attn: Credit Administration

Telephone: 312.992.5110

Facsimile: 312.992.5111

Electronic Mail: sherry.manning@abnamro.com

With a copy to:

ABN AMRO Bank N.V.

55 East 52nd Street

New York, New York 10055

Attn: Heidi Sandquist

Telephone: 212.409.1481

Facsimile: 212.409.1641

Requests for Credit Extensions:

BANK HAPOALIM B.M.

1177 Avenue of the Americas

New York, New York 10036-2790

Attn:    Dwight Ghans

             Vice President

Telephone: 212.782.2226

Facsimile: 212.302.3125

Electronic Mail: dghans@hapoalimusa.com

Ref: Tupperware Corporation

ABA# 026-008866

Bank: Bank Hapoalim B.M. New York

Attn: Loan & L/C Operations

Notices (other than Requests for Credit Extensions):

BANK HAPOALIM B.M.

225 North Michigan Avenue

Suite 900

Chicago, Illinois 60601

Attn:    Michael J. Byrne

             Vice President, Senior Lending Officer

Telephone: 312.228.6410

Facsimile: 312.228.6490

Electronic Mail: mbyrne@hapoalimusa.com

Requests for Credit Extensions:

MIZUHO CORPORATE BANK, LIMITED

1251 Avenue of the Americas

New York, New York 10020-1104

Attn: Wai-Kuen Wang

Telephone: 201.626.9299

Facsimile: 201.626.9935

Bank: Mizuho Corporate Bank, Ltd., New York Branch

ABA# 026 004 307

Attn: Loan Administration

Ref: Tupperware Corporation

Account #H79-740-222205

Notices (other than Requests for Credit Extensions):

MIZUHO CORPORATE BANK, LIMITED

1251 Avenue of the Americas

New York, New York 10020

Attn: Robert Haviken

Telephone: 212.282.4954

Facsimile: 212.282.4488

Electronic Mail: robert.haviken@mizuhocbus.com

Requests for Credit Extensions:

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street

New York, New York 10019

Attn: Anna Hernandez

Telephone: 212.314.0679

Facsimile: 212.314.0244

Bank: Chase Manhattan Bank, New York

ABA# 021000021

For A/C BNL New York Branch

A/C# 001-1-465457

Ref: Tupperware Corporation

Notices (other than Requests for Credit Extensions):

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street

New York, New York 10019

Attn:    Juan Cortes

             Vice President

Telephone: 212.314.0295, Ext. 107

Facsimile: 212.765.2978

Electronic Mail: juan.cortes@hotmail.com

Requests for Credit Extensions:

KBC BANK N.V.

125 West 55th Street

New York, New York 10019

Attn:    Robert Pacific

             Loan Administration

Telephone: 212.541.0671

Facsimile: 212.956.5681

Electronic Mail:             @

Bank: Federal Reserve Bank

ABA# 026008248

Account Name: KBC Bank N.V., New York Branch

Ref: Tupperware Corporation

Notices (other than Requests for Credit Extensions):

KBC BANK N.V.

245 Peachtree Center Avenue

Suite 2550

Atlanta, Georgia 30303

Attn:    Steven Bennett

             Vice President

Telephone: 404.584.5466

Facsimile: 404.584.5165

Electronic Mail:             @